UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 16, 2020

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Boylston Street Boston, Massachusetts 02116 (Address of principal executive offices)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2020, Aprea Therapeutics Inc. (the “Company”) notified Nasdaq that it is not in compliance with the audit committee composition requirement under Nasdaq Listing Rule 5605(c)(2)(A) due to one vacancy on the audit committee, effective September 16, 2020. As set forth in Item 5.02 below, on September 16, 2020, Jonathan Hepple, Ph.D., a member of the audit committee, resigned from the Board of Directors of the Company, effective September 16, 2020. The Company is evaluating the appropriate composition of its board committees and fully intends to regain compliance with Rule 5605(c)(2)(A) within the applicable cure period.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2020, Scott Rocklage, Ph.D. and Jonathan Hepple, Ph.D. resigned from the Board of Directors of the Company, effective September 16, 2020. Such resignations were not the result of any disagreement with the Company on any matter relating to the operations, policies, or practices of the Company.

Item 7.01   Regulation FD Disclosure.

In connection with the departure of Drs. Rocklage and Hepple from the Company’s Board of Directors, Christian S. Schade was appointed Chairman of the Board of Directors and John B. Henneman III was appointed as Lead Independent Director, Richard Peters, M.D., Ph.D, became Chairman of the Company’s Compensation Committee and Fouad Namouni, M.D. became a member of the Company’s Nominating and Corporate Governance Committee, each effective September 16, 2020.

The Company issued a press release discussing the above matters, among other information, which is being furnished and is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press release issued by Aprea Therapeutics, Inc. dated September 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated: September 18, 2020	By:	/s/ Christian S. Schade
Name: Christian S. Schade
Title: Chairman and Chief Executive Officer